SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

Cash Management Fund Cash Reserve Fund — Prime Series Cash Reserves Fund Institutional DWS Money Market Series

The following replaces similar disclosure contained in the funds’ summary prospectuses:

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI) and other information about the fund online at https://moneyfunds.deam–us.db.com/fundinfo. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling (800) 730-1313 or asking your financial advisor. The prospectus and SAI, both dated May 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Please Retain This Supplement for Future Reference

July 16, 2010
st–MONEY